                                                             Exhibit 23 (d)(vii)

                             SUB-ADVISORY AGREEMENT


         This Sub-Advisory Agreement is made as of the _____ day of June, 1999, by and between New Covenant Trust Company, N.A., a limited purpose national trust bank (the "Adviser"), and Seneca Capital Management (the "Sub-Adviser").

         WHEREAS, pursuant to an agreement between them dated as of June __, 1999 (the "Advisory Agreement"), the Adviser serves as investment adviser to New Covenant Funds, a Delaware business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933; and

         WHEREAS, the Trust is comprised of four separate investment portfolios, one of which is New Covenant Growth Fund (the "Fund"); and

         WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for a portion of the Fund; and

         WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and desires to provide such services to the Trust and the Adviser.

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         Section 1. APPOINTMENT OF THE SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (the "Segment" of the Fund), subject to such written instructions and supervision as the Adviser may from time to time furnish. The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement with respect to the Segment in accordance with the Fund's investment objective, policies and applicable restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish to the Sub-Adviser from time to time copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust's Board of Trustees applicable to the Sub-Adviser's services hereunder. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.


         Section 2. SUB-ADVISORY SERVICES. Subject to such written instructions and supervision as the Adviser may from time to time furnish, the Sub-Adviser will provide an investment program for the Segment, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Segment, and will determine from time to time what securities and other investments will be purchased, retained or sold by and within the Segment. The Sub-Adviser will implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select. The Adviser will instruct the Trust's Custodian to forward promptly to the Sub-Adviser proxy and other materials relating to the exercise of such shareholder rights and, unless otherwise instructed by the Adviser, the Sub-Adviser will determine from time to time the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Fund's investments should be exercised.

         In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

         (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

         (b) conform with all applicable rules and regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

         (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

         (d) place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders, the Sub-Adviser will use its reasonable best efforts to obtain best execution of such orders. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(c) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom. If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser in compliance with Rule 17a-7 under the 1940 Act;

         (e) maintain all necessary or appropriate records with respect to the Fund's securities transactions for the Segment in accordance with all applicable laws, rules and regulations, including but not limited to Section 31 (a) of the 1940 Act, and will furnish the Trust's Board of Trustees and the Adviser such periodic and special reports as the Board and Adviser reasonably may request;

         (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to its independent auditors and regulatory authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund or (2) including the Adviser and Trust on its general list of disclosable clients.

         (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment decisions for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

         (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser's Segment of the Fund.

         Section 3. EXPENSE. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in performing its services under this Agreement. The Sub-Adviser shall not be liable for any expenses of the Adviser or the Trust, including without limitation (a) their interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund and (c) custodian fees and expenses.

         Section 4. RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 5. COMPENSATION OF THE SUB-ADVISER.

         (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee, in arrears, equal to an annual rate in accordance with Schedule A hereto, paid quarterly.

         (b) Such fee for each calendar quarter shall be calculated based on the average of the market value of the assets under management as of the end of each of the three months in the quarter just ended, as provided by the Adviser.

         (c) If the Sub-Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the assets managed in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Sub-Adviser hereunder.

         Section 6. SERVICES NOT EXCLUSIVE. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

         Section 7. USE OF NAMES. The Adviser shall not use the name, logo, trade or service mark or derivative of the foregoing of the Sub-Adviser or any of the Sub-Adviser's affiliates in any prospectus, sales literature or other materials whether or not relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its or its affiliate's name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust's or the Adviser's name on the Sub-Adviser's list of representative clients, or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

         Section 8. LIABILITY OF THE SUB-ADVISER. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws.

         The Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties including breach of fiduciary duty, hereunder of the Sub-Adviser.

         The Adviser shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorney's fees and costs) arising from any claim or demand by any person that is based upon (i) the obligations of any other sub-adviser to the Fund, (ii) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement or (iii) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8.

         Section 9. LIMITATION OF TRUST'S LIABILITY. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Trust Instrument and under Delaware law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

         The names "New Covenant Funds" and "Trustees of New Covenant Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument dated as of September 30, 1998, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "New Covenant Funds" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

         Section 10. DURATION RENEWAL TERMINATION AND AMENDMENT. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for an initial period of one (1) year.

         Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive one year periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon.

         This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

         This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the Securities and Exchange Commission.

         Section 11. YEAR 2000 WARRANTY. The Sub-Adviser represents and warrants that it is actively pursuing a comprehensive and coordinated compliance strategy (including remediation and testing) to ensure the readiness of its business systems and applications for the Year 2000 and believes that all such systems critical to the performance of Sub-Adviser's responsibilities hereunder will be Year 2000 compliant prior to January 1, 2000. The Sub-Adviser will make appropriate inquiries as to the readiness of its vendors, service providers, clients and other third parties for the Year 2000; provided, however, that neither the Sub-Adviser nor any of its officers, directors or employees (or affiliated companies) make any representations or warranties regarding the Year 2000 readiness of such vendors, service providers, clients and other third parties.

         Section 12. CONFIDENTIAL RELATIONSHIP. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or as required or permitted by this Agreement.

         Section 13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         Section 14. MISCELLANEOUS. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent not preempted by federal law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

         Section 15. NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

         (a)      if to the Sub-Adviser, to:

                  ------------------------------------------

                  ------------------------------------------

                  ------------------------------------------


         (b)      if to the Adviser, to:

                  New Covenant Trust Company, N.A.
                  200 East Twelfth Street, Suite B
                  Jeffersonville, IN  47130
                  Facsimile transmission number: (                     )
                                                  ---------------------
                  Attention:
                            ---------------------

         Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                        NEW COVENANT TRUST COMPANY, N.A.


                        By:
                           -------------------------------------------
                        Name:
                             -----------------------------------------
                        Title:
                              ----------------------------------------


                        SENECA CAPITAL MANAGEMENT


                        By:
                           -------------------------------------------
                        Name:
                             -----------------------------------------
                        Title:
                              ----------------------------------------

                        Dated: June___, 1999

                                   SCHEDULE A
                                   ----------


                          To the Sub-Advisory Agreement
                  between New Covenant Trust Company, N.A. and
                            Seneca Capital Management


Name of Fund                                        Compensation                               Date
------------                                        ------------                               ----
New Covenant Growth Fund                1.000% of first $5 Million in Assets;              June __, 1999

                                        0.800% of next $10 Million in Assets;

                                        0.500% of next $35 Million in Assets;

                                        (less 10% eleemosynary discount)

                                        and 0.350% of Assets over $50 Million;

                                        (flat fee over $50 million)





                                  NEW COVENANT TRUST COMPANY, N.A.


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  SENECA CAPITAL MANAGEMENT

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                                            Exhibit 23(d) (viii)

                             SUB-ADVISORY AGREEMENT



         This Sub-Advisory Agreement is made as of the _____ day of June, 1999, by and between New Covenant Trust Company, N.A., a limited purpose national trust bank (the "Adviser"), and Standish, Ayer & Wood, Inc. (the "Sub-Adviser").

         WHEREAS, pursuant to an agreement between them dated as of June __, 1999 (the "Advisory Agreement"), the Adviser serves as investment adviser to New Covenant Funds, a Delaware business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933; and

         WHEREAS, the Trust is comprised of four separate investment portfolios, one of which is New Covenant Income Fund (the "Fund"); and

         WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for a portion of the Fund; and

         WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and desires to provide such services to the Trust and the Adviser.

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         Section 1. APPOINTMENT OF THE SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (the "Segment" of the Fund), subject to such written instructions and supervision as the Adviser may from time to time furnish. The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement with respect to the Segment in accordance with the Fund's investment objective, policies and applicable restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish to the Sub-Adviser from time to time copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust's Board of Trustees applicable to the Sub-Adviser's services hereunder. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.


         Section 2. SUB-ADVISORY SERVICES. Subject to such written instructions and supervision as the Adviser may from time to time furnish, the Sub-Adviser will provide an investment program for the Segment, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Segment, and will determine from time to time what securities and other investments will be purchased, retained or sold by and within the Segment. The Sub-Adviser will implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select. The Adviser will instruct the Trust's Custodian to forward promptly to the Sub-Adviser proxy and other materials relating to the exercise of such shareholder rights and, unless otherwise instructed by the Adviser, the Sub-Adviser will determine from time to time the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Fund's investments should be exercised.

         In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

         (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

         (b) conform with all applicable rules and regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

         (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

         (d) place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders, the Sub-Adviser will use its reasonable best efforts to obtain best execution of such orders. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(c) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom. If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser in compliance with Rule 17a-7 under the 1940 Act;

         (e) maintain all necessary or appropriate records with respect to the Fund's securities transactions for the Segment in accordance with all applicable laws, rules and regulations, including but not limited to Section 31 (a) of the 1940 Act, and will furnish the Trust's Board of Trustees and the Adviser such periodic and special reports as the Board and Adviser reasonably may request;

         (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to its independent auditors and regulatory authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund or (2) including the Adviser and Trust on its general list of disclosable clients.

         (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment decisions for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

         (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser's Segment of the Fund.

         Section 3. EXPENSE. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in performing its services under this Agreement. The Sub-Adviser shall not be liable for any expenses of the Adviser or the Trust, including without limitation (a) their interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund and (c) custodian fees and expenses.

         Section 4. RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 5. COMPENSATION OF THE SUB-ADVISER.

         (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee, in arrears, equal to an annual rate in accordance with SCHEDULE A hereto, paid quarterly.

         (b) Such fee for each calendar quarter shall be calculated based on the average of the market value of the assets under management as of the end of each of the three months in the quarter just ended, as provided by the Adviser.

         (c) If the Sub-Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the assets managed in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Sub-Adviser hereunder.

         Section 6. SERVICES NOT EXCLUSIVE. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

         Section 7. USE OF NAMES. The Adviser shall not use the name, logo, trade or service mark or derivative of the foregoing of the Sub-Adviser or any of the Sub-Adviser's affiliates in any prospectus, sales literature or other materials whether or not relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its or its affiliate's name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust's or the Adviser's name on the Sub-Adviser's list of representative clients, or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

         Section 8. LIABILITY OF THE SUB-ADVISER. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws.

         The Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties including breach of fiduciary duty, hereunder of the Sub-Adviser.

         The Adviser shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorney's fees and costs) arising from any claim or demand by any person that is based upon (i) the obligations of any other sub-adviser to the Fund, (ii) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement or (iii) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8.

         Section 9. LIMITATION OF TRUST'S LIABILITY. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Trust Instrument and under Delaware law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

         The names "New Covenant Funds" and "Trustees of New Covenant Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument dated as of September 30, 1998, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "New Covenant Funds" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

         Section 10. DURATION RENEWAL TERMINATION AND AMENDMENT. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for an initial period of one (1) year.

         Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive one year periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon.

         This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

         This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the Securities and Exchange Commission.

         Section 11. YEAR 2000 WARRANTY. The Sub-Adviser represents and warrants that it is actively pursuing a comprehensive and coordinated compliance strategy (including remediation and testing) to ensure the readiness of its business systems and applications for the Year 2000 and believes that all such systems critical to the performance of Sub-Adviser's responsibilities hereunder will be Year 2000 compliant prior to January 1, 2000. The Sub-Adviser will make appropriate inquiries as to the readiness of its vendors, service providers, clients and other third parties for the Year 2000; provided, however, that neither the Sub-Adviser nor any of its officers, directors or employees (or affiliated companies) make any representations or warranties regarding the Year 2000 readiness of such vendors, service providers, clients and other third parties.

         Section 12. CONFIDENTIAL RELATIONSHIP. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or as required or permitted by this Agreement.

         Section 13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         Section 14. MISCELLANEOUS. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent not preempted by federal law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

         Section 15. NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

         (a)      if to the Sub-Adviser, to:

                  ---------------------------------

                  ---------------------------------

                  ---------------------------------

         (b)      if to the Adviser, to:

                  New Covenant Trust Company, N.A.
                  200 East Twelfth Street, Suite B
                  Jeffersonville, IN  47130
                  Facsimile transmission number: (_____________________)

                  Attention:___________________

         Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                        NEW COVENANT TRUST COMPANY, N.A.


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________



                                        STANDISH, AYER & WOOD, INC.


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        Dated: June___, 1999

                                   SCHEDULE A
                                   ----------


                          To the Sub-Advisory Agreement
                  between New Covenant Trust Company, N.A. and
                           Standish, Ayer & Wood, Inc.



Name of Fund                               Compensation                               Date
------------                               ------------                               ----
New Covenant Income Fund       Domestic Segment:                                  June__, 1999
                               -----------------
                               0.400% of first $10 Million in Assets;
                               0.250% of next $90 Million in Assets;
                               0.200% of next $100 Million in Assets;
                               0.180% of next $100 Million in Assets;
                               0.150% of next $200 Million in Assets;
                               0.120% of Assets over $500 Million.

                               Global High-yield Segment:
                               --------------------------
                               0.500% of Assets managed.





                                     NEW COVENANT TRUST COMPANY, N.A.

                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________


                                     STANDISH, AYER & WOOD, INC.

                                     By:__________________________________
                                     Name:________________________________
                                     Title:_______________________________

                                                               Exhibit 23(d)(ix)

                             SUB-ADVISORY AGREEMENT



         This Sub-Advisory Agreement is made as of the ______ day of June, 1999, by and between New Covenant Trust Company, N.A., a limited purpose national trust bank (the "Adviser"), and Tattersall Advisory Group (the "Sub-Adviser").

         WHEREAS, pursuant to an agreement between them dated as of June ______, 1999 (the "Advisory Agreement"), the Adviser serves as investment adviser to New Covenant Funds, a Delaware business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933; and

         WHEREAS, the Trust is comprised of four separate investment portfolios, one of which is New Covenant Income Fund (the "Fund"); and

         WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of a portfolio of securities to assist the Adviser in performing services for a portion of the Fund; and

         WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and desires to provide such services to the Trust and the Adviser.

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

         Section 1. APPOINTMENT OF THE SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for that portion of the Fund designated by the Adviser as assigned to the Sub-Adviser (the "Segment" of the Fund), subject to such written instructions and supervision as the Adviser may from time to time furnish. The Sub-Adviser hereby accepts such appointment and agrees to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement with respect to the Segment in accordance with the Fund's investment objective, policies and applicable restrictions as stated in the Fund's most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish to the Sub-Adviser from time to time copies of all Prospectuses and Statements of Additional Information and of all amendments of, or supplements to, such Prospectuses and Statements of Additional Information and of all resolutions of the Trust's Board of Trustees applicable to the Sub-Adviser's services hereunder. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way.

         Section 2. SUB-ADVISORY SERVICES. Subject to such written instructions and supervision as the Adviser may from time to time furnish, the Sub-Adviser will provide an investment program for the Segment, including investment research and management with respect to securities and investments, including cash and cash equivalents in the Segment, and will determine from time to time what securities and other investments will be purchased, retained or sold by and within the Segment. The Sub-Adviser will implement such determinations through the placement, on behalf of the Fund, of orders for the execution of portfolio transactions through such brokers or dealers as it may select. The Adviser will instruct the Trust's Custodian to forward promptly to the Sub-Adviser proxy and other materials relating to the exercise of such shareholder rights and, unless otherwise instructed by the Adviser, the Sub-Adviser will determine from time to time the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Fund's investments should be exercised.

         In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

         (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

         (b) conform with all applicable rules and regulations of the United States Securities and Exchange Commission ("SEC") and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may request from time to time;

         (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

         (d) place orders pursuant to investment determinations for the Fund either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders, the Sub-Adviser will use its reasonable best efforts to obtain best execution of such orders. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, effect portfolio securities transactions through brokers and dealers who provide brokerage and research services (within the meaning of Section 28(c) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to cause the Fund to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. The Trust or the Adviser may, from time to time in writing, direct the Sub-Adviser to place orders through one or more brokers or dealers and, thereafter, the Sub-Adviser will have no responsibility for ensuring best execution with respect to such orders. In no instance will portfolio securities be purchased from or sold to the Sub-Adviser or any affiliated person of the Sub-Adviser as principal except as may be permitted by the 1940 Act or an exemption therefrom. If the Sub-Adviser determines in good faith that the transaction is in the best interest of each client, securities may be purchased on behalf of the Fund from, or sold on behalf of the Fund to, another client of the Sub-Adviser in compliance with Rule 17a-7 under the 1940 Act;

         (e) maintain all necessary or appropriate records with respect to the Fund's securities transactions for the Segment in accordance with all applicable laws, rules and regulations, including but not limited to Section 31 (a) of the 1940 Act, and will furnish the Trust's Board of Trustees and the Adviser such periodic and special reports as the Board and Adviser reasonably may request;

         (f) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to its independent auditors and regulatory authorities, or when so requested by the Adviser and the Trust; provided, however, that nothing contained herein shall prohibit the Sub-Adviser from (1) advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund or (2) including the Adviser and Trust on its general list of disclosable clients.

         (g) maintain its policy and practice of conducting its fiduciary functions independently. In making investment decisions for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its subsidiaries and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

         (h) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the Sub-Adviser with respect to the Sub-Adviser's Segment of the Fund.


         Section 3. EXPENSE. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in performing its services under this Agreement. The Sub-Adviser shall not be liable for any expenses of the Adviser or the Trust, including without limitation (a) their interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Fund and (c) custodian fees and expenses.

         Section 4. RECORDS. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         Section 5. COMPENSATION OF THE SUB-ADVISER.

         (a) In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee, in arrears, equal to an annual rate in accordance with SCHEDULE A hereto, paid quarterly.

         (b) Such fee for each calendar quarter shall be calculated based on the average of the market value of the assets under management as of the end of each of the three months in the quarter just ended, as provided by the Adviser.

         (c) If the Sub-Adviser should serve for less than the whole of any calendar quarter, its compensation shall be determined as provided above on the basis of the ending market value of the assets managed in the month in which the termination occurs and shall be payable on a pro rata basis for the period of the calendar quarter for which it has served as Sub-Adviser hereunder.

         Section 6. SERVICES NOT EXCLUSIVE. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the Sub-Adviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

         Section 7. USE OF NAMES. The Adviser shall not use the name, logo, trade or service mark or derivative of the foregoing of the Sub-Adviser or any of the Sub-Adviser's affiliates in any prospectus, sales literature or other materials whether or not relating to the Trust in any manner not approved prior thereto by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its or its affiliate's name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The Sub-Adviser shall not use the name of the Trust, the Fund or the Adviser in any materials relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder, including placing the Trust's or the Adviser's name on the Sub-Adviser's list of representative clients, or which are required by the SEC or a state securities commission, and, provided further, that in no event shall such approval be unreasonably withheld.

         Section 8. LIABILITY OF THE SUB-ADVISER. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or loss resulting from breach of fiduciary duty, the Sub-Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, neither the Adviser nor the Trust shall be deemed to have waived any rights it may have against the Sub-Adviser under federal or state securities laws.

         The Sub-Adviser shall indemnify and hold harmless the Trust and the Adviser (and its affiliated companies and their respective officers, directors and employees) from any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising out of or in connection with the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties including breach of fiduciary duty, hereunder of the Sub-Adviser.

         The Adviser shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorney's fees and costs) arising from any claim or demand by any person that is based upon (i) the obligations of any other sub-adviser to the Fund, (ii) any obligation of the Adviser under the Advisory Agreement that has not been delegated to the Sub-Adviser under this Agreement or (iii) any matter for which the Sub-Adviser does not have liability in accordance with the first sentence of this Section 8.

         Section 9. LIMITATION OF TRUST'S LIABILITY. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Fund's liability set forth in its Trust Instrument and under Delaware law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

         The names "New Covenant Funds" and "Trustees of New Covenant Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument dated as of September 30, 1998, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "New Covenant Funds" entered into in the name or on behalf thereof, or in the name or on behalf of any series or class of shares of the Trust, by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series or class of shares of the Trust must look solely to the assets of the Trust belonging to such series or class for the enforcement of any claims against the Trust.

         Section 10. DURATION RENEWAL TERMINATION AND AMENDMENT. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for an initial period of one (1) year.

         Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund for successive one year periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of the disinterested Trustees cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of the Fund. This Agreement may be terminated as to the Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of a majority of the outstanding voting securities of the Fund, upon 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon.

         This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. No assignment of this Agreement shall be made by the Sub-Adviser without the consent of the Adviser and the Board of Trustees of the Trust.

         This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities. Notwithstanding the foregoing, the Trust shall be under no obligation to obtain shareholder approval to materially amend this Agreement unless required to obtain such approval pursuant to any orders or rules and regulations which may have been issued by the Securities and Exchange Commission.

         Section 11. YEAR 2000 WARRANTY. The Sub-Adviser represents and warrants that it is actively pursuing a comprehensive and coordinated compliance strategy (including remediation and testing) to ensure the readiness of its business systems and applications for the Year 2000 and believes that all such systems critical to the performance of Sub-Adviser's responsibilities hereunder will be Year 2000 compliant prior to January 1, 2000. The Sub-Adviser will make appropriate inquiries as to the readiness of its vendors, service providers, clients and other third parties for the Year 2000; provided, however, that neither the Sub-Adviser nor any of its officers, directors or employees (or affiliated companies) make any representations or warranties regarding the Year 2000 readiness of such vendors, service providers, clients and other third parties.

         Section 12. CONFIDENTIAL RELATIONSHIP. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or as required or permitted by this Agreement.

         Section 13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         Section 14. MISCELLANEOUS. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. To the extent not preempted by federal law, this Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Indiana. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

         Section 15. NOTICES. All notices and other communications hereunder shall be in writing (including telex or similar writing) and shall be deemed given if delivered in person or by messenger, cable, telegram or telex or facsimile transmission or by a reputable overnight delivery service which provides evidence of receipt to the parties at the following addresses or telex or facsimile transmission numbers (or at such other address or number for a party as shall be specified by like notice):

         (a)      if to the Sub-Adviser, to:
                  _____________________________________
                  _____________________________________
                  _____________________________________


         (b)      if to the Adviser, to:

                  New Covenant Trust Company, N.A.
                  200 East Twelfth Street, Suite B
                  Jeffersonville, IN  47130
                  Facsimile transmission number: (_____________________)

                  Attention:___________________

         Each such notice or other communication shall be effective (i) if given by telex or facsimile transmission, when such telex or facsimile is transmitted to the number specified in this section and the appropriate answer back or confirmation is received, and (ii) if given by any other means, when delivered at the address specified in this section.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                            NEW COVENANT TRUST COMPANY, N.A.


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________



                                            TATTERSALL ADVISORY GROUP


                                            By:________________________________
                                            Name:______________________________
                                            Title:_____________________________


                                            Dated: June___, 1999

                                   SCHEDULE A
                                   ----------

                          To the Sub-Advisory Agreement
                   between New Covenant Trust Company N.A. and
                            Tattersall Advisory Group



Name of Fund                              Compensation                            Date
------------                              ------------                            ----
New Covenant Income Fund          0.250% of first $50 Million in             June __, 1999
                                  Assets;

                                  0.125% of next $50 Million in Assets;

                                  0.100% of Assets over $100 Million.





                                        NEW COVENANT TRUST COMPANY, N.A.


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________


                                        TATTERSALL ADVISORY GROUP


                                        By:_____________________________
                                        Name:___________________________
                                        Title:__________________________

                                                               Exhibit 23 (e)(i)

                             DISTRIBUTION AGREEMENT

         THIS AGREEMENT is made as of this ____ day of _______, 1999 (the "Agreement") by and between New Covenant Funds, a Delaware business trust (the "Fund") and First Data Distributors, Inc. (the "Distributor"), a Massachusetts corporation.

         WHEREAS, the Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and is currently offering units of beneficial interest (such units of all series are hereinafter called the "Shares"), representing interests in investment portfolios of the Fund identified on Schedule A hereto (the "Portfolios") which are registered with the Securities and Exchange Commission (the "SEC") pursuant to the Fund's Registration Statement on Form N-1A (the "Registration Statement"); and

         WHEREAS, the Fund desires to retain the Distributor as distributor for the Portfolios to provide for the sale and distribution of the Shares of the Portfolios identified on Schedule A and for such additional classes or series as the Fund may issue, and the Distributor is prepared to provide such services commencing on the date first written above.

         NOW THEREFORE, in consideration of the premises and mutual covenants set forth herein and intending to be legally bound hereby the parties hereto agree as follows:

1.  SERVICE AS DISTRIBUTOR
    ----------------------

1.1 The Distributor will act on behalf of the Fund for the distribution of the Shares covered by the Registration Statement under the Securities Act of 1933, as amended (the "1933 Act") and provide the distribution services outlined in Schedule B to this Agreement. The Distributor will have no liability for payment for the purchase of Shares sold pursuant to this Agreement or with respect to redemptions or repurchases of Shares.

1.2 The net asset value of the Shares shall be determined in the manner provided in the then current Prospectus and Statement of Additional Information relating to the Shares, and when determined shall be applicable to all transactions as provided in the Prospectus. The net asset value of the Shares shall be calculated by the Fund or by another entity on behalf of the Fund. The Distributor shall have no duty to inquire into, or liability for, the accuracy of the net asset value per Share as calculated.

1.3 The Distributor agrees to use efforts deemed appropriate by the Distributor to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. To the extent that the Distributor receives fees under any plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Distributor agrees to furnish and/or enter into arrangements with others for the furnishing of marketing or sales services with respect to the Shares as may be required pursuant to such plan. To the extent that the Distributor receives shareholder services fees under any shareholder services plan adopted by the Fund, the Distributor agrees to furnish and/or enter into arrangements with others for the furnishing of, personal and/or account maintenance services with respect to the relevant shareholders of the Fund as may be required pursuant to such plan. It is contemplated that the Distributor will enter into sales or servicing agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Distributor will require each dealer with whom the Distributor has a selling agreement to conform to the applicable provisions of the Prospectus, with respect to the public offering price of the Shares, and the Distributor shall not cause the Fund to withhold the placing of purchase orders so as to make a profit thereby.

1.4 The Fund understands that the Distributor is now, and may in the future be, the distributor of the shares of several investment companies or series (collectively, the "Investment Entities"), including Investment Entities having investment objectives similar to those of the Fund. The Fund further understands that investors and potential investors in the Fund may invest in shares of such other Investment Entities. The Fund agrees that the Distributor's duties to such Investment Entities shall not be deemed in conflict with its duties to the Fund under this
         Section 1.4.

1.5 The Distributor shall not utilize any materials in connection with the sale or offering of Shares except the Fund's Prospectus and Statement of Additional Information and such other materials as the Fund shall provide or approve. The Fund agrees to furnish the Distributor with sufficient copies of any and all: agreements, plans, communications with the public or other materials which the Fund intends to use in connection any sales of Shares, in adequate time for the Distributor to file and clear such materials with the proper authorities before they are put in use. The Distributor and the Fund may agree that any such material does not need to be filed subsequent to distribution. In addition, the Fund agrees not to use any such materials until so filed and cleared for use, if required, by appropriate authorities as well as by the Distributor.

1.6 All activities by the Distributor and its employees, as distributor of the Shares, shall comply with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted by the SEC or the National Association of Securities Dealers.

1.7 The Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent for the Fund.

1.8 Whenever in its judgment such action is warranted by unusual market, economic or political conditions or abnormal circumstances of any kind, the Fund may decline to accept any orders for, or make any sales of, the Shares until such time as the Fund deems it advisable to accept such orders and to make such sales, and the Fund advises the Distributor promptly of such determination.

1.9 The Fund agrees to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as the Distributor may designate. The Fund shall notify the Distributor in writing of the states in which the Shares may be sold and shall notify the Distributor in writing of any changes to the information contained in the previous notification.

1.10 The Fund shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Fund and the Shares as the Distributor may reasonably request; and the Fund warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Fund shall also furnish the Distributor upon request with: (a) audited annual statements and unaudited semi-annual statements of a Portfolio's books and accounts prepared by the Fund, (b) quarterly earnings statements prepared by the Fund, (c) a monthly itemized list of the securities in the Portfolios, (d) monthly balance sheets as soon as practicable after the end of each month, and (e) from time to time such additional information regarding the financial condition of the Fund as the Distributor may reasonably request.

1.11 The Fund represents to the Distributor that all Registration Statements and Prospectuses filed by the Fund with the SEC under the 1933 Act with respect to the Shares have been prepared in conformity with the requirements of the 1933 Act and the rules and regulations of the SEC thereunder. As used in this Agreement, the term "Registration Statement" shall mean any Registration Statement and any Prospectus and any Statement of Additional Information relating to the Fund filed with the SEC and any amendments or supplements thereto at any time filed with the SEC. Except as to information included in the Registration Statement in reliance upon information provided to the Fund by the Distributor or any affiliate of the Distributor expressly for use in the Registration Statement, the Fund represents and warrants to the Distributor that any Registration Statement, when such Registration Statement becomes effective, will contain statements required to be stated therein in conformity with the 1933 Act and the rules and regulations of the SEC; that all statements of fact contained in any such Registration Statement will be true and correct when such Registration Statement becomes effective; and that no Registration Statement when such Registration Statement becomes effective will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Fund may but shall not be obligated to propose from time to time such amendment or amendments to any Registration Statement and such supplement or supplements to any Prospectus as, in the light of future developments, may, in the opinion of the Fund's counsel, be necessary or advisable. The Fund shall promptly notify the Distributor of any advice given to it by its counsel regarding the necessity or advisability of amending or supplementing such Registration Statement. If the Fund shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Fund of a written request from the Distributor to do so, the Distributor may, at its option, terminate this Agreement. The Fund shall not file any amendment to any Registration Statement or supplement to any Prospectus without giving the Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this Agreement shall in any way limit the Fund's right to file at any time such amendments to any Registration Statements and/or supplements to any Prospectus, of whatever character, as the Fund may deem advisable, such right being in all respects absolute and unconditional. The Fund authorizes the Distributor to use any Prospectus or Statement of Additional Information in the form furnished from time to time in connection with the sale of the Shares.

1.12 No Shares shall be offered by either the Distributor or the Fund under any of the provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Fund if and so long as effectiveness of the Registration Statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1933 Act, or if and so long as a current Prospectus as required by Section 5(b)(2) of the 1933 Act is not on file with the SEC; provided, however, that nothing contained in this Section 1.12 shall in any way restrict or have any application to or bearing upon the Fund's obligation to redeem Shares tendered for redemption by any shareholder in accordance with the provisions of the Fund's Registration Statement, Articles of Incorporation, or bylaws.

1.13 The Fund agrees to advise the Distributor as soon as reasonably practical by a notice in writing delivered to the Distributor:

         (a) of any request by the SEC for amendments to the Registration Statement, Prospectus or Statement of Additional Information then in effect or for additional information;

         (b) in the event of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement, Prospectus or Statement of Additional Information then in effect or the initiation by service of process on the Fund of any proceeding for that purpose;

         (c) of the happening of any event that makes untrue any statement of a material fact made in the Registration Statement, Prospectus or Statement of Additional Information then in effect or that requires the making of a change in such Registration Statement, Prospectus or Statement of Additional Information in order to make the statements therein not misleading; and

         (d) of all actions of the SEC with respect to any amendments to any Registration Statement, Prospectus or Statement of Additional Information which may from time to time be filed with the SEC.

         For purposes of this section, informal requests by or acts of the Staff of the SEC shall not be deemed actions of or requests by the SEC.

1.14 The Fund represents and warrants to the Distributor that the Fund is a series of investment company registered under the 1940 Act and the Shares sold by each Portfolio are, and will be, registered under the 1933 Act.

2.       FUND EXPENSES
         -------------

2.1      The Fund will bear the following expenses:

         (a) preparation, printing and distribution of sufficient copies of the Prospectus and SAI for to shareholders;

         (b) preparation, printing and distribution of reports and other communications to shareholders;

         (c) registration of the Shares under the federal and state securities laws;

         (d)      maintaining facilities for the issue and transfer of Shares;

         (e) supplying information, prices and other data to be furnished by the Fund under this Agreement; and

         (f) any original issue taxes or other transfer taxes applicable to the sale or delivery of the Shares or certificates therefor.

         The Fund will pay all other expenses incident to the sale and distribution of the Shares sold hereunder.

3.       INDEMNIFICATION
         ---------------

3.1 The Fund agrees to indemnify and hold harmless the Distributor, its officers, directors, and employees, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys' fees) losses, damages, charges, payments and liabilities of any sort or kind which the Distributor, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Fund's Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Fund's Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by the Distributor or its affiliated persons for use in the Fund's Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto), such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which you, your officers and directors, or such controlling person, may incur in connection with this Agreement or the Distributor's performance hereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of the Distributor's willful misfeasance, bad faith or negligence in the performance of the Distributor's duties hereunder. The Fund acknowledges and agrees that in the event that the Distributor, at the request of the Fund, are required to give indemnification comparable to that set forth in this Section 3.1 to any broker-dealer selling Shares of the Fund or servicing agent servicing the shareholders of the Fund and such broker-dealer or servicing agent shall make a claim for indemnification against the Distributor, the Distributor shall make a similar claim for indemnification against the Fund.

         The Fund will indemnify the Distributor against and hold it harmless from any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which may be asserted against the Distributor for which the Distributor may be held to be liable in connection with this Agreement or the Distributor's performance hereunder (a "Claim"), unless such Claim resulted from a negligent act or omission to act or bad faith by the Distributor in the performance of its duties hereunder.

3.2 The Distributor agrees to indemnify and hold harmless the Fund, its several officers and Board Members and each person, if any, who controls a Portfolio within the meaning of Section 15 of the 1933 Act against any and all claims, costs, expenses (including reasonable attorneys' fees), losses, damages, charges, payments and liabilities of any sort or kind which the Fund, its officers, Board Members or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board Members, or any controlling person resulting from such claims or demands arose out of the acquisition of any Shares by any person which may be based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund's Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission, or alleged omission, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by the Distributor or its affiliated persons (as defined in the 1940 Act). The Distributor also agrees to indemnify and hold harmless the Fund and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor's failure to exercise reasonable care and diligence with respect to its services rendered in connection with the purchase and sale of Shares. The foregoing rights of indemnification shall be in addition to any other rights to which the Fund or any such person shall be entitled to as a matter of law.

3.3 In any case in which one party hereto (the "Indemnifying Party") may be asked to indemnify or hold the other party hereto (the "Indemnified Party") harmless, the Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an "Indemnification Claim") against the Indemnifying Party, although the failure to do so shall not prevent recovery by the Indemnified Party, and shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall have the option to defend the Indemnified Party against any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Indemnification Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Indemnification Claim. In the event that the Indemnifying Party does not elect to assume the defense of any such suit, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party.. The Fund agrees promptly to notify the Distributor of the commencement of any litigation or proceedings against the Fund or any of its officers or directors in connection with the issue and sale of any Shares. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party's prior written consent.

3.4 The obligations of the parties hereto under this Section 3 shall survive the termination of this Agreement. The Fund's indemnification agreement contained in this Section 3 and the Fund's representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Distributor, its officers, directors and employees, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to the Distributor's benefit, to the benefit of its several officers, directors and employees, and their respective estates and to the benefit of the controlling persons and their successors.

4.       STANDARD OF CARE; LIMITATION OF LIABILITY
         -----------------------------------------

4.1 The Distributor shall not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of its obligations and duties under this Agreement, except a loss resulting from the Distributor's willful misfeasance, bad faith or negligence in the performance of such obligations and duties, or by reason of its reckless disregard thereof.

4.2 Notwithstanding any provision in this Agreement to the contrary, the Distributor's cumulative liability (to the Fund) for all losses, claims, suits, controversies, breaches, or damages ("Liability Claims") for any cause whatsoever and regardless of the form of action or legal theory, shall not exceed $500,000. The Fund understands the limitation on the Distributor's damages to be a reasonable allocation of risk and the Fund expressly consents with respect to such allocation of risk.

4.3 Neither party may assert any cause of action against the other party under this Agreement that accrued more than two (2) years prior to the filing of the suit (or commencement of arbitration proceedings) alleging such cause of action.

4.4 Each party shall have the duty to mitigate damages for which the other party may become responsible.

4.5 NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL THE DISTRIBUTOR, ITS AFFILIATES OR ANY OF ITS OR THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OF OTHER LEGAL OR EQUITABLE THEORY FOR LOST PROFITS, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER EITHER PARTY OR ANY ENTITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

5.       EXCLUSION OF WARRANTIES
         -----------------------

         THIS IS A SERVICE AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, THE DISTRIBUTOR DISCLAIMS ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, MADE TO THE FUND, A PORTFOLIO OR ANY OTHER PERSON, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES REGARDING QUALITY, SUITABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY COURSE OF DEALING, CUSTOM OR USAGE OF TRADE) OF ANY SERVICES OR ANY GOODS PROVIDED INCIDENTAL TO SERVICES PROVIDED UNDER THIS AGREEMENT. THE DISTRIBUTOR DISCLAIMS ANY WARRANTY OF TITLE OR NON-INFRINGEMENT EXCEPT AS OTHERWISE SET FORTH IN THIS AGREEMENT.

6.       TERM
         ----

6.1 This Agreement shall become effective on the date first written above and, unless sooner terminated as provided herein, shall continue for an initial two-year term and thereafter shall be renewed for successive one-year terms, provided such continuance is specifically approved at least annually by (i) the Fund's Board of Directors or (ii) by a vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not parties to this Agreement and who are not interested persons (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on at least sixty days' written notice, by the Fund's Board of Directors, by vote of a majority (as defined in the 1940 Act and Rule 18f-2 thereunder) of the outstanding voting securities of the Fund, or by the Distributor. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

6.2 In the event a termination notice is given by the Fund, all expenses associated with movement of records and materials and conversion thereof will be borne by the Fund.

7.       MODIFICATIONS AND WAIVERS
         -------------------------

         No change, termination, modification, or waiver of any term or condition of the Agreement shall be valid unless in writing signed by each party. No such writing shall be effective as against the Distributor unless said writing is executed by a Senior Vice President, Executive Vice President or President of the Distributor. A party's waiver of a breach of any term or condition in the Agreement shall not be deemed a waiver of any subsequent breach of the same or another term or condition.

8.       NO PRESUMPTION AGAINST DRAFTER
         ------------------------------

         The Distributor and the Fund have jointly participated in the negotiation and drafting of this Agreement. The Agreement shall be construed as if drafted jointly by the Fund and the Distributor, and no presumptions arise favoring any party by virtue of the authorship of any provision of this Agreement.

9.       PUBLICITY
         ---------

         Neither the Distributor nor the Fund shall release or publish news releases, public announcements, advertising or other publicity relating to this Agreement or to the transactions contemplated by it without prior review and written approval of the other party; provided, however, that either party may make such disclosures as are required by legal, accounting or regulatory requirements after making reasonable efforts in the circumstances to consult in advance with the other party.

10.      SEVERABILITY
         ------------

         The parties intend every provision of this Agreement to be severable. If a court of competent jurisdiction determines that any term or provision is illegal or invalid for any reason, the illegality or invalidity shall not affect the validity of the remainder of this

         Agreement. In such case, the parties shall in good faith modify or substitute such provision consistent with the original intent of the parties. Without limiting the generality of this paragraph, if a court determines that any remedy stated in this Agreement has failed of its essential purpose, then all other provisions of this Agreement, including the limitations on liability and exclusion of damages, shall remain fully effective.

11.      FORCE MAJEURE
         -------------

         No party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by (i) fire, flood, elements of nature or other acts of God; (ii) any outbreak or escalation of hostilities, war, riots or civil disorders in any country, (iii) any act or omission of the other party or any governmental authority; (iv) any labor disputes (whether or not the employees' demands are reasonable or within the party's power to satisfy); or (v) nonperformance by a third party or any similar cause beyond the reasonable control of such party, including without limitation, failures or fluctuations in telecommunications or other equipment. In any such event, the non-performing party shall be excused from any further performance and observance of the obligations so affected only for so long as such circumstances prevail and such party continues to use commercially reasonable efforts to recommence performance or observance as soon as practicable.

12.      MISCELLANEOUS
         -------------

12.1 Any notice or other instrument authorized or required by this Agreement to be given in writing to the Fund or the Distributor shall be sufficiently given if addressed to the party and received by it at its office set forth below or at such other place as it may from time to time designate in writing.

                                To the Fund:

                                New Covenant Funds
                                C/o Presbyterian Church (U.S.A.) Foundation
                                200 East Twelfth Street
                                Jeffersonville, Indiana 47103
                                Attention: Serge Bhachu, Esquire

                                To the Distributor:

                                First Data Distributors, Inc.
                                4400 Computer Drive
                                Westboro, Massachusetts 01581
                                Attention:  President
                           with a copy to the Distributor's Chief Legal Officer

12.2 The laws of the Commonwealth of Massachusetts, excluding the laws on conflicts of laws, and the applicable provisions of the 1940 Act shall govern the interpretation, validity, and enforcement of this Agreement. To the extent the provisions of Massachusetts law or the provisions hereof conflict with the 1940 Act, the 1940 Act shall control. All actions arising from or related to this Agreement shall be brought in the state and federal courts sitting in the City of Boston, and the Distributor and the Fund hereby submit themselves to the exclusive jurisdiction of those courts

12.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which collectively shall be deemed to constitute only one instrument.

12.4 The captions of this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

12.5 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and is not intended to confer upon any other person any rights or remedies hereunder.

13.      CONFIDENTIALITY
         ---------------

13.1 The parties agree that the Proprietary Information (defined below) and the contents of this Agreement (collectively "Confidential Information") are confidential information of the parties and their respective licensers. The Fund and the Distributor shall exercise reasonable care to safeguard the confidentiality of the Confidential Information of the other. The Fund and the Distributor may each use the Confidential Information only to exercise its rights or perform its duties under this Agreement. The Fund and the Distributor shall not duplicate, sell or disclose to others the Confidential Information of the other, in whole or in part, without the prior written permission of the other party. The Fund and the Distributor may, however, disclose Confidential Information to its employees who have a need to know the Confidential Information to perform work for the other, provided that each shall use reasonable efforts to ensure that the Confidential Information is not duplicated or disclosed by its employees in breach of this Agreement. The Fund and the Distributor may also disclose the Confidential Information to independent contractors, auditors and professional advisors, provided they first agree in writing to be bound by the confidentiality obligations substantially similar to this
         Section 13. Notwithstanding the previous sentence, in no event shall either the Fund or the Distributor disclose the Confidential Information to any competitor of the other without specific, prior written consent.

13.2     Proprietary Information means:

         (a) any data or information that is completely sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finance, operations, customer relationships, customer profiles, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Fund or the Distributor, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them;

         (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Fund or the Distributor a competitive advantage over its competitors: and

         (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, show-how and trade secrets, whether or not patentable or copyrightable.

13.3 Confidential Information includes, without limitation, all documents, inventions, substances, engineering and laboratory notebooks, drawings, diagrams, specifications, bills of material, equipment, prototypes and models, and any other tangible manifestation of the foregoing of either party which now exist or come into the control or possession of the other.

13.4 The Fund acknowledges that breach of the restrictions on use, dissemination or disclosure of any Confidential Information would result in immediate and irreparable harm, and money damages would be inadequate to compensate the Distributor for that harm. The Distributor shall be entitled to equitable relief, in addition to all other available remedies, to redress any such breach.

13.5 The obligations of confidentiality and restriction on use herein shall not apply to any Confidential Information that a party proves:

         (a) Was in the public domain prior to the date of this Agreement or subsequently came into the public domain through no fault of such party; or

         (b) Was lawfully received by the party from a third party free of any obligation of confidence to such third party; or

         (c) Was already in the possession of the party prior to receipt thereof, directly or indirectly, from the other party; or

         (d) Is required to be disclosed in a judicial or administrative proceeding after all reasonable legal remedies for maintaining such information in confidence have been exhausted including, but not limited to, giving the other party as much advance notice of the possibility of such disclosure as practical so the other party may attempt to stop such disclosure or obtain a protective order concerning such disclosure; or

         (e) Is subsequently and independently developed by employees, consultants or agents of the party without reference to the Confidential Information disclosed under this Agreement.

14.      ENTIRE AGREEMENT
         ----------------

         This Agreement, including all Schedules hereto, constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous proposals, agreements, contracts, representations, and understandings, whether written or oral, between the parties with respect to the subject matter hereof.

15.      BOARD MEMBER LIABILITY
         ----------------------

         The Fund and the Distributor agree that the obligations of the Fund under the Agreement shall not be binding upon any of the Board Members, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund individually, but are binding only upon the assets and property of the Fund, as provided in the Articles of Incorporation. The execution and delivery of this Agreement have been authorized by the Board Members of the Fund, and signed by an authorized officer of the Fund, acting as such, and neither such authorization by such Board Members nor such execution and delivery by such officer shall be deemed to have been made by any of them or any shareholder of the Fund individually or to impose any liability on any of them or any shareholder of the Fund personally, but shall bind only the assets and property of the Fund as provided in the Articles of Incorporation.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.


                                           NEW COVENANT FUNDS



                                           By:_________________________

                                           Name:_______________________

                                           Title:________________________




                                           FIRST DATA DISTRIBUTORS, INC.



                                           By:_________________________

                                           Name:_______________________

                                           Title:________________________

                                   SCHEDULE A
                                   ----------

                               NAME OF PORTFOLIOS

                            New Covenant Growth Fund
                            New Covenant Income Fund
                        New Covenant Balanced Growth Fund
                        New Covenant Balanced Income Fund

                                   SCHEDULE B
                                   ----------

                              DISTRIBUTION SERVICES

Services shall include:

1.       Preparation and execution of sales or servicing agreements monitoring accruals
                  monitoring expenses
                  making disbursements for expenses and fees

2.       Quarterly 12b-1 Reports to the Board

3.       Literature review, recommendations and submission to the NASD

                                                                   Exhibit 23(g)
FORM OF AGREEMENT
                               CUSTODIAN AGREEMENT
                               -------------------


         This Agreement between NEW COVENANT FUNDS a business trust organized and existing under the laws of Delaware (the "FUND"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "CUSTODIAN"),

                                   WITNESSETH:

         WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

         WHEREAS, the Fund intends that this Agreement be applicable to four series, New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund and New Covenant Balanced Income Fund (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 18, be referred to herein as the "PORTFOLIO(S)");

         NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:


SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

         The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("DOMESTIC SECURITIES") and securities it desires to be held outside the United States ("FOREIGN SECURITIES"). The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios ("SHARES") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian. With respect to uncertificated shares (the "UNDERLYING SHARES") of registered investment companies in the same "group of investment companies" (as defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended (the "1940 ACT")) (hereinafter sometimes referred to as the "UNDERLYING PORTFOLIOS") the holding of confirmation statements that identify the shares as being recorded in the Custodian's name on behalf of the Portfolios will be deemed custody for purposes hereof.

         Upon receipt of "PROPER INSTRUCTIONS" (as such term is defined in Section 6 hereof), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the Board of Trustees of the Fund (the "BOARD") on behalf of

FORM OF AGREEMENT

the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto but only in accordance with the applicable provisions of Sections 3 and 4.


SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

         SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a) securities which are maintained pursuant to Section
2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. SECURITIES SYSTEM") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("DIRECT PAPER") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "DIRECT PAPER SYSTEM") pursuant to Section 2.9; and (c) the Underlying Shares owned by the Fund which are maintained pursuant to Section 2.10A in an account with State Street Bank and Trust Company or such other entity which may from time to time act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions (the "UNDERLYING TRANSFER AGENT").

         SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("DIRECT PAPER SYSTEM ACCOUNT") or in an account at the Underlying Transfer Agent, only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

         1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

         2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

         3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;


                                       2.

FORM OF AGREEMENT

         4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

         5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

         6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to
                  Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

         7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

         8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

         10) For delivery in connection with any loans of securities made by the Portfolio, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S.



                                       3.

                  Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

         11) For delivery as security in connection with any borrowing by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

         12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

         13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

         14) Upon receipt of instructions from the transfer agent for the Fund (the "TRANSFER AGENT") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "PROSPECTUS"), in satisfaction of requests by holders of Shares for repurchase or redemption;

         15) In the case of a sale processed through the Underlying Transfer Agent of Underlying Shares, in accordance with
                  Section 2.10A hereof; and

         16) For any other proper purpose, BUT ONLY upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom delivery of such securities shall be made.



                                       4.

FORM OF AGREEMENT

         SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

         SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

         SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as



                                       5.

may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

         SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

         1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of a purchase of Underlying Shares, in accordance with the conditions set forth in Section 2.10A hereof; (d) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.9; (e) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (f) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

         2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

         3) For the redemption or repurchase of Shares issued as set forth in Section 5 hereof;

         4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and



                                       6.

FORM OF AGREEMENT

                  legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

         5) For the payment of any dividends on Shares declared pursuant to the governing documents of the Fund;

         6) For payment of the amount of dividends received in respect of securities sold short;

         7) For any other proper purpose, BUT ONLY upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust purpose, and naming the person or persons to whom such payment is to be made.

         SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; PROVIDED, HOWEVER, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder. The Underlying Transfer Agent shall not be deemed an agent or subcustodian of the Custodian for purposes of this Section 2.7 or any other provision of this Agreement.

         SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System subject to the following provisions:

         1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account of the Custodian in the U.S. Securities System (the "U.S. SECURITIES SYSTEM ACCOUNT") which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

         2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

         3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The



                                       7.

FORM OF AGREEMENT

                  Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

         4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

         5)       [Reserved.];

         6) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

         SECTION 2.9 FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

         1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;


                                       8.